SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 18, 2003
                                                          -------------

                        Commission file number 000-31779


                 SECURITY INTELLIGENCE TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Florida                                           65-0928369
--------------------------------                    ----------------------------
  (State or other jurisdiction                             (IRS Employer
of incorporation or organization)                        IdentificationNo.)




                145 Huguenot Street, New Rochelle, New York 10801
               ---------------------------------------------------
                    (Address of principal executive offices)



                                 (914) 654-8700
                         -------------------------------
                         (Registrant's telephone number)

Item 5.  Other Events and Regulation FD Disclosure.
         -----------------------------------------

     As previously reported, our wholly-owned subsidiary, CCS International, Ltd. is a defendant in a lawsuit filed in United States District Court for the Southern District of New York captioned Ross & Vassilkioti v. CCS International, Ltd. and the court had granted the plaintiff partial summary judgment as to allegations of copyright infringement.

     On or about June 18, 2003, a jury awarded the plaintiff $350,000 on the copyright infringement portion of the case.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                                     SECURITY INTELLIGENCE
                                                     TECHNOLOGIES, INC.



                                                     By:
                                                        -----------------------
                                                  Name: Ben Y.  Jamil
                                                  Title: Chief Executive Officer

Dated:  June 27, 2003